SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                              ------------------

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):  March 5, 1998


                           KIMCO REALTY CORPORATION
              (Exact Name of Registrant as Specified in Charter)


          Maryland                    1-10899                 13-2744380
----------------------------        ------------         -------------------
(State or other jurisdiction        (Commission             (IRS Employer
of incorporation)                   File Number)         Identification No.)

          3333 New Hyde Park Road
          New Hyde Park, New York                      11042-0020
          -----------------------                      ----------
           (Address of principal                       (Zip Code)
            executive offices)

     Registrant's telephone number, including area code: (516) 869-9000

                                Not Applicable
      ----------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)


ITEM 5.  OTHER EVENTS.

     As previously reported on a Form 8-K filed with the Securities and Exchange Commission on January 21, 1998, Kimco Realty Corporation (the "Registrant") entered into an Agreement and Plan of Merger (the "Original Agreement"), dated as of January 13, 1998, among the Registrant, REIT Sub, Inc., a Maryland corporation and a wholly owned subsidiary of the Registrant ("Merger Sub"), and The Price REIT, Inc., a Maryland corporation ("Price REIT"). On March 5, 1998, the Registrant, Merger Sub and Price REIT entered into a certain First Amendment to the Original Agreement.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits:
     Exhibit
     Number          Description
     -------         -----------

     99.1 First Amendment, dated March 5, 1998, among Kimco Realty Corporation, REIT Sub, Inc. and The Price REIT, Inc.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: March 11, 1998                   KIMCO REALTY CORPORATION
                                        -------------------------------------
                                                  (Registrant)



                                        /s/ Michael V. Pappagallo
                                        -------------------------------------
                                        Michael V. Pappagallo
                                        Chief Financial Officer


                                EXHIBIT INDEX


Exhibit No.         Description
-----------         -----------

    99.1 First Amendment, dated March 5, 1998, among Kimco Realty Corporation, REIT Sub, Inc. and The Price REIT, Inc.


                                                                 EXHIBIT 99.1

               FIRST AMENDMENT TO AGREEMENT AND PLAN OF MERGER

          FIRST AMENDMENT (the "First Amendment") to Agreement and Plan of Merger (the "Original Agreement"), dated as of January 13, 1998, among Kimco Realty Corporation, a Maryland corporation ("Kimco"), REIT Sub, Inc., a Maryland corporation and a wholly owned subsidiary of Kimco ("Merger Sub"), and The Price REIT, Inc., a Maryland corporation ("Price REIT").

          WHEREAS, each of Kimco, Merger Sub and Price REIT has entered into the Original Agreement and now desires to make certain changes to the Original Agreement;

          WHEREAS, the Boards of Directors of Kimco, Merger Sub and Price REIT have approved the changes to the Original Agreement set forth in this First Amendment.

          NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants, agreements and conditions herein, the parties hereby agree as follows:

          I. Section 4.1(b) is hereby deleted in its entirety and replaced by the following:

               "(b) At the Effective Time, each share of common stock, par value $.01 per share, of Price REIT (the
          "Price REIT Common Stock") issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into the right to receive, upon surrender of the certificate formerly representing such share (a "Certificate") in accordance with Section 4.2: (A) in the event that the sum of (i) the Kimco Average Price (as hereinafter defined) and (ii) $10.00 (the sum being referred to herein as the "Notional Value") is less than or equal to $45.00: one share of Kimco Common Stock, par value $.01 per share (the "Kimco Common Stock"), plus a number of depositary shares (the
                          ----
          "Kimco Depositary Shares"), each of which represents an interest in one-tenth of a share of Kimco Class D Cumulative Convertible Preferred Stock, par value $1.00 per share, having the terms and conditions specified on Exhibit A hereto (the "Kimco Class D Preferred Stock"), equal to a fraction, the numerator of which is $45.00 less the Kimco Average Price and the denominator of which is $25.00; provided, however, that if the Kimco
                     --------  -------
          Average Price is less than $33.75, each share of Price REIT Common Stock shall be converted into the right to receive 0.45 Kimco Depositary Shares plus a number of
                                                   ----
          shares of Kimco Common Stock equal to a fraction, the numerator of which is $33.75 and the denominator of which is the Kimco Average Price; and (B) if the Notional Value is greater than $45.00: one share of Kimco Common Stock plus a number of Kimco Depositary Shares equal to 0.4
          ----
          minus a fraction,  the numerator of which is the Notional
          -----
          Value less $45.00 and the denominator of which is $50.00; provided, however, that in no event shall the aggregate
          --------  -------
          fractional number of Kimco Depositary Shares issued in respect of one share of Price REIT Common Stock be less than 0.36. As used herein, the "Kimco Average Price" shall be the average of the Average Prices (as defined herein) of the Kimco Common Stock for fifteen (15) randomly selected trading days within the thirty (30) consecutive trading days ending on and including the seventh trading day immediately preceding the date of the special meeting of Kimco's stockholders contemplated by
          Section 7.4 hereof. The "Average Price" for any day means the average of the daily high and low prices of Kimco Common Stock on the New York Stock Exchange (the ("NYSE") as reported in The Wall Street Journal or, if not reported thereby, by another authoritative source. The random selection of trading days shall be made under the joint supervision of the financial advisors retained by the parties in connection with the transactions contem-plated hereby. The Kimco Common Stock and the Kimco Depositary Shares to be received as consideration pursuant to the Merger by each holder of Price REIT Common Stock are referred to herein as the "Merger Consideration."

          2. All references in the Original Agreement to the "Kimco Average Closing Price" shall be amended to refer to the "Kimco Average Price."

          3 Except as expressly amended by this First Amendment, the Original Agreement and all of its terms, covenants, conditions and provisions are hereby ratified and confirmed in all respects and shall continue in full force and effect.

          IN WITNESS WHEREOF, the parties hereto have executed this First Amendment and caused it to be delivered on their behalf as of the 5th day of March, 1998.


ATTEST:                                    KIMCO REALTY CORPORATION


By:    /s/ Michael V. Pappagallo           By:    /s/ Michael Flynn
     --------------------------------           ----------------------------


ATTEST:                                    REIT SUB, INC.


By:    /s/ Michael V. Pappagallo           By:    /s/ Michael Flynn
     --------------------------------           ----------------------------


ATTEST:                                    THE PRICE REIT, INC.


By:    /s/ Lawrence M. Kronenberg          By:    /s/ Jerald Friedman
     --------------------------------           ----------------------------